UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          APRIL 13, 2005
                                                  ------------------------------


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

                  On April 13, 2005, The Penn Traffic Company (the "Company") announced that its First Amended Joint Plan of Reorganization had become effective and that the Company had emerged from Chapter 11 under the United States Bankruptcy Code. A copy of the press release issued by the Company announcing its emergence is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (c) The following is attached as an exhibit to this Current Report on Form 8-K:

                  EXHIBIT           DESCRIPTION
                  -------           -----------

                  99.1              Press Release dated April 13, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            THE PENN TRAFFIC COMPANY


                                            By: /s/ Francis D. Price, Jr.
                                                ----------------------------
                                                Name:  Francis D. Price, Jr.
                                                Title: Vice President


Dated:  April 18, 2005

                                  EXHIBIT INDEX



           EXHIBIT           DESCRIPTION
           -------           -----------

           99.1              Press Release dated April 13, 2005